Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Elyce D. Dilworth, Chief Executive Officer & Chief Financial Officer of Van Wagoner Funds, Inc. (the “Registrant”), certify to the best of my knowledge that:

1.               The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 6, 2006	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Chief Executive Officer & Chief Financial Officer
(principal executive officer & principal financial officer)